SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                             February 18, 2005
Date of Report   (Date of earliest event reported)

      Hershey Foods Corporation
(Exact name of registrant as specified in its charter)

                                Delaware
(State or other jurisdiction of incorporation)

1-183 (Commission File Number)	23-0691590 (IRS Employer Identification No.)

    100 Crystal A Drive, Hershey, Pennsylvania 17033
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code:  (717)  534-6799

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 6 Pages
Exhibit Index - Page 6

         INFORMATION TO BE INCLUDED IN REPORT

Item 1.01     Entry into a Material Definitive Agreement

        Base Salaries. On February 14, 2005, the Compensation and Executive Organization Committee (“Committee”) of the Board of Directors of Hershey Foods Corporation (the “Company”) approved the base salaries of the executive officers named in the Company’s 2004 Proxy Statement (“Named Executive Officers”) other than R. H. Lenny, Chairman of the Board, President and Chief Executive Officer, and on February 15, 2005, the Committee recommended to the Company’s independent directors as a group the base salary for Mr. Lenny, as follows:

Name	Base Salary
R. H. Lenny	$1,070,000
R. Brace	$ 380,000
F. Cerminara	$ 428,000
B. H. Snyder	$ 422,100
D. J. West	$ 450,000

        The independent directors as a group approved the recommended base salary for Mr. Lenny on February 15, 2005. Base salaries are effective as of January 1, 2005.

        2004 Annual Incentive Program (AIP) Award. On February 14, 2005, the Committee approved AIP awards for 2004 under the Company’s Key Employee Incentive Plan (the “Incentive Plan”) for the Named Executive Officers other than Mr. Lenny, and on February 15, 2005, the Committee recommended to the independent directors as a group an AIP award for Mr. Lenny, payable in cash, as follows:

Name	Annual Incentive Award
R. H. Lenny	$2,425,000
R. Brace	$ 309,173
F. Cerminara	$ 446,674
B. H. Snyder	$ 416,842
D. J. West	$ 445,884

        The independent directors as a group approved the recommended award for Mr. Lenny on February 15, 2005.

Page 2 of 6 Pages
Exhibit Index – Page 6

        Also on February 14, 2005, the Committee approved the target grants for a 2005 AIP award for executive officers other than Mr. Lenny, and on February 15, 2005, the Committee recommended to the independent directors as a group a target grant for Mr. Lenny’s 2005 AIP award. For executive officers other than Mr. Lenny, the final award is the product of the executive officer’s base salary, the applicable target percentage and a performance score calculated as the sum of a corporate performance score and an individual score. The corporate performance objectives for executive officers other than Mr. Lenny are based on earnings per share-diluted, consolidated net sales and consolidated economic return on invested capital. The range of the target percentages of base salary used in the 2005 AIP target grants for executive officers other than Mr. Lenny is 50% to 70%. For Mr. Lenny, the Committee recommended to the independent directors that his final award be based on his performance against certain corporate and individual objectives. Mr. Lenny’s 2005 AIP corporate objectives are based on consolidated net sales, operating income, earnings per share-diluted, consolidated economic return on invested capital and free cash flow. The Committee recommended that Mr. Lenny’s target maximum award for 2005 be set at the maximum award level available to executive officers under the Incentive Plan, and waived the maximum AIP award specified in Mr. Lenny’s March 12, 2001 Employment Agreement. At the end of the performance period, the Committee will review Mr. Lenny’s actual performance against his 2005 objectives and recommend to the independent directors an award which, based upon such performance, may be at or below the target maximum award. The independent directors as a group approved the Committee’s recommended 2005 AIP target grant for Mr. Lenny on February 15, 2005.

        Performance Stock Unit (PSU) Awards for the 2002-2004 Cycle. On February 14, 2005, the Committee approved PSU awards under the Incentive Plan for the Named Executive Officers other than Mr. Lenny, and on February 15, 2005, the Committee recommended to the independent directors as a group a PSU award under the Incentive Plan for Mr. Lenny, as follows:

Name	Performance Stock Unit Award
R. H. Lenny	$3,105,699
R. Brace	$ 575,691
F. Cerminara	$ 848,386
B. H. Snyder	$ 499,942
D. J. West	$ 515,092

        The independent directors as a group approved the recommended PSU award for Mr. Lenny on February 15, 2005. The Committee approved the deferral of Mr. Lenny’s PSU award in units representing shares of Company Common Stock and approved deferral of awards to Messrs. Brace, Cerminara and Snyder in cash under the terms of the Company’s Deferred Compensation Plan.

Page 3 of 6 Pages
Exhibit Index – Page 6

        Also on February 14, 2005, the Committee approved contingent target grants of PSUs under the Incentive Plan for executive officers other than Mr. Lenny, and on February 15, 2005, the Committee recommended to the independent directors as a group a contingent target grant of PSUs under the Incentive Plan for Mr. Lenny, for the 2005-2007 PSU performance cycle. PSU grants are based upon a percentage of the executive officer’s base salary and are earned based upon the Company’s performance relative to certain performance objectives over the three-year cycle. The performance objectives for the 2005-2007 performance cycle are as follows: the Company’s earnings per share-diluted growth (three-year compound annual growth rate) measured against the earnings per share-diluted growth (three-year compound annual growth rate) of a peer group of 16 food, beverage and consumer packaged goods companies and the cumulative three-year improvement in the Company’s economic return on invested capital measured against an internal target. The independent directors as a group approved the Committee’s recommended contingent target PSU grant for Mr. Lenny on February 15, 2005.

        Stock Option Grants. The Committee approved stock option grants under the Incentive Plan for the executive officers other than Mr. Lenny, and recommended to the independent directors as a group a stock option grant to Mr. Lenny, all such grants to be effective February 15, 2005. The independent directors as a group ratified the grant of stock options to Mr. Lenny on February 15, 2005.

        Stock options were granted subject to certain Terms and Conditions approved by the Committee on February 14, 2005 (and with respect to Mr. Lenny’s grant, were ratified by the independent directors as a group on February 15, 2005), which Terms and Conditions are attached hereto and filed as Exhibit 10.1. Unless and until amended by the Committee, all future grants of stock options under the Incentive Plan will be subject to these Terms and Conditions.

        The Committee also approved on February 14, 2005 amendments to the Company’s Long-Term Incentive Program Participation Agreement (“LTIP Agreement”). The LTIP Agreement is entered into between the Company and any officer of the Company that is eligible to participate in the PSU portion of the Incentive Plan. The purpose of the LTIP Agreement is to provide for enhanced confidentiality requirements, an agreement not to compete with the Company if the officer becomes eligible for supplemental retirement benefits under the Company’s Supplemental Executive Retirement Plan, and an arbitration program to be the sole and exclusive method for resolving disputes. Mr. Lenny’s rights and obligations under the LTIP Agreement are subject to his Employment Agreement with the Company dated as of March 12, 2001. A copy of the LTIP Agreement is attached hereto and filed as Exhibit 10.2.

        Finally, on February 15, 2005, the independent directors as a group approved the Committee’s recommendation to revise its policy regarding Mr. Lenny’s use of the Company’s aircraft for non-business purposes. The new policy removes dollar limitations applicable to such use and encourages such use by Mr. Lenny to ensure confidentiality of information while traveling and to allow Mr. Lenny more time to concentrate on the Company's business, maximizing efficiency.

        Additional information regarding the compensation of the Company’s executive officers will be provided in the Company’s Proxy Statement for the 2005 Annual Meeting of Stockholders, which will be filed in March 2005.

Page 4 of 6 Pages
Exhibit Index – Page 6

Item 9.01     Financial Statements and Exhibits

           (c)       Exhibits

                       10.1     Terms and Conditions of Stock Option Grant

                       10.2     Long-Term Incentive Program Participation Agreement

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 18, 2005

                 HERSHEY FOODS CORPORATION

By:     /s/David J. West
David J. West
             Senior Vice President,
              Chief Financial Officer

Page 5 of 6 Pages
Exhibit Index - Page 6

EXHIBIT INDEX

Exhibit No.	Description
10.1	Terms and Conditions of Stock Option Grant
10.2	Long-Term Incentive Program Participation Agreement

Page 6 of 6 Pages
Exhibit Index - Page 6